UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549

                        FORM 8-K

                     CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934


                      OCTOBER 24, 1996
                      ----------------
              (Date of earliest event reported)



          LABORATORY CORPORATION OF AMERICA HOLDINGS
          ------------------------------------------
   (Exact name of registrant as specified in its charter)



  DELAWARE               1-11353            13-3757370
---------------        ------------       --------------
(State or other        (Commission        (IRS Employer
jurisdiction or        File Number)       Identification
organization)                             Number)


  358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA 27215
  -------------------------------------------------------
          (Address of principal executive offices)


                      910-229-1127
                      ------------
(Registrant's telephone number, including area code)

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Item  5. Other Events

As of October 24, 1996, the following is a listing of individuals appointed as Executive Officers and members of the management committee of the Company by the Board of Directors:

Name                       Age  Office
---------------------      ---  -----------------------------------
James B. Powell, M.D.       58  President and Chief Executive
                                Officer

Wesley R. Elingburg         40  Executive Vice President, Chief
                                Financial Officer and Treasurer

Larry L. Leonard (1)        55  Executive Vice President, Southwest
                                and West Divisions

Bradford T. Smith           43  Executive Vice President, General
                                Counsel, Corporate Compliance
                                Officer and Secretary

Stevan R. Stark (1) (2)     49  Executive Vice President, Alliances
                                and Sales Coordination

Ronald B. Sturgill (1) (2)  60  Executive Vice President, Human
                                Resources and South Atlantic Division

David C. Weavil             45  Executive Vice President and Chief
                                Operating Officer

William M. Meilahn (1) (2)  55  Senior Vice President, Chief
                                Information Officer

Mr. Haywood D. Cochrane, Jr. resigned his position as
Executive Vice President, Chief Financial Officer and
Treasurer effective October 24, 1996. In conjunction with certain projects, Mr. Cochrane has agreed to provide advisory services to the Company on an as needed basis until those projects have been completed.

(1) New member of the management committee effective October 1, 1996
(2) Appointed an Executive Officer of the Company effective October 1, 1996

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Effective August 12, 1996, Timothy J. Brodnik, Executive Vice
President, Sales and Marketing, John F. Markus, Executive
Vice President, Corporate Compliance, and Robert E.
Whalen, Executive Vice President, Human Resources resigned from the Company.


Item  7.   Financial Statements, Pro Forma Financial
           Information and Exhibits

   (c) Exhibits

      10.1 Special Severance Agreement dated June 28, 1996
           between the Company and Timothy J. Brodnik.
      10.2 Special Severance Agreement dated July 12, 1996
           between the Company and John F. Markus.
      10.3 Special Severance Agreement dated June 28, 1996 between the Company and Robert E. Whalen
      10.4 Laboratory Corporation of America Holdings
           Master Senior Executive Severance Plan.

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                     SIGNATURES

       Pursuant to the requirements of the
Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                LABORATORY CORPORATION OF AMERICA HOLDINGS
                ------------------------------------------
                             (Registrant)



                     By:  /s/  BRADFORD T. SMITH
                        ---------------------------------
                               Bradford T. Smith
                               Executive Vice President,
                               General Counsel and Secretary



Date:  October 24, 1996

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